Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

On July 13, 2015, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 340 4.875% Senior Notes due 2035 issued by CVS Health Corporation (CUSIP No. 126650CM0) (the "Notes") at a purchase price of $98.443 per Note, including underwriter compensation of 0.875%.  The Notes were purchased from Barclay’s Capital, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Barclay's Capital, Inc.

BNY Mellon Capital Markets, LLC

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

SunTrust Robinson Humphrey, Inc.

U.S. Bancorp Investments, Inc.

Fifth Third Securities, Inc.

KeyBanc Capital Markets Inc.

PNC Capital Markets LLC

Santander Investment Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

BB&T Capital Markets, a division of BB&T Securities, LLC

TD Securities (USA) LLC

Capital One Securities, Inc.

Regions Securities LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 7-8, 2015.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Asset Allocation Fund**
2. Anticipated Purchase Date:		7/13/2015
3. Total Net Assets of Account/Fund:		$497,275,389
4. Type and Description of Security to be Purchased:		CVS Health Corporation 4.875% 7/20/2035
5. Credit Rating of Security (Rating/Rating Agency):		Baa1/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Barclay's Capital, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		2,000,000,000
9. CUSIP		126650CM0
10. Amount Purchased by Account/Fund	340	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.02%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.07%
13. Purchase Price of Securities (if at par, so state)		$98.443
14. Commission/Spread Received by Principal Underwriters		0.875%
15. Yield (as applicable):		5.00%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		5.00%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Bond Fund

On July 13, 2015, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,540 4.875% Senior Notes due 2035 issued by CVS Health Corporation (CUSIP No. 126650CM0) (the "Notes") at a purchase price of $98.443 per Note, including underwriter compensation of 0.875%.  The Notes were purchased from Barclay’s Capital, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Barclay's Capital, Inc.

BNY Mellon Capital Markets, LLC

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

SunTrust Robinson Humphrey, Inc.

U.S. Bancorp Investments, Inc.

Fifth Third Securities, Inc.

KeyBanc Capital Markets Inc.

PNC Capital Markets LLC

Santander Investment Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

BB&T Capital Markets, a division of BB&T Securities, LLC

TD Securities (USA) LLC

Capital One Securities, Inc.

Regions Securities LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 7-8, 2015.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Bond Fund**
2. Anticipated Purchase Date:	7/13/2015
3. Total Net Assets of Account/Fund:	$1,024,813,618
4. Type and Description of Security to be Purchased:	CVS Health Corporation 4.875% 7/20/2035
5. Credit Rating of Security (Rating/Rating Agency):	Baa1/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Barclay's Capital, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	2,000,000,000
9. CUSIP	126650CM0
10. Amount Purchased by Account/Fund	5,540 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.28%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.53%
13. Purchase Price of Securities (if at par, so state)	$98.443
14. Commission/Spread Received by Principal Underwriters	0.875%
15. Yield (as applicable):	5.00%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	5.00%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On July 30, 2015, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,470 3.875% Senior Notes due 2022 issued by Brixmor Operating Partnership LP (CUSIP No. 11120VAB9) (the "Notes") at a purchase price of $99.223 per Note, including underwriter compensation of 0.625%.  The Notes were purchased from Deutsche Bank Securities, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Deutsche Bank Securities, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

RBC Capital Markets, LLC

J.P. Morgan Securities LLC

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Barclays Capital, Inc.

BNY Mellon Capital Markets, LLC

BB&T Capital Markets, a division of BB&T Securities, LLC

Regions Securities LLC

SunTrust Robinson Humphrey, Inc.

Mitsubishi UFJ Securities (USA), Inc.

Citigroup Global Markets Inc.

Jefferies LLC

Scotia Capital (USA) Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 7-8, 2015.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		7/30/2015
3. Total Net Assets of Account/Fund:		$799,740,719
4. Type and Description of Security to be Purchased:		Brixmor Operating Partnership LP 3.875% 8/15/2022
5. Credit Rating of Security (Rating/Rating Agency):		Baa3/BBB-/BBB-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Deutsche Bank Securities, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		500,000,000
9. CUSIP		11120VAB9
10. Amount Purchased by Account/Fund	1,470	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.29%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.18%
13. Purchase Price of Securities (if at par, so state)		$99.223
14. Commission/Spread Received by Principal Underwriters		0.625%
15. Yield (as applicable):		4.00%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		4.00%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On August 5, 2015, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 Depositary Shares, each representing a 1/25th interest in a share of 5.950% Noncumulative Preferred Stock, Series Q, issued by Citigroup, Inc. (CUSIP No. 172967JZ5) (the "Depositary Shares") at a purchase price of $100.000 per Depositary Share, including underwriter compensation of 1.500% per share.  The Depositary Shares were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

ANZ Securities, Inc.

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

RBS Securities Inc.

Scotia Capital (USA) Inc.

SG Americas Securities, LLC

Standard Chartered Bank

UBS Securities LLC

UniCredit Capital Markets LLC

Wells Fargo Securities, LLC

ABN AMRO Securities (USA) LLC

Apto Partners, LLC

Barclays Capital Inc.

BB&T Capital Markets, a division of BB&T Securities, LLC

BBVA Securities Inc.

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

CAVU Securities, LLC

Credit Agricole Securities (USA) Inc.

Drexel Hamilton, LLC

The Huntington Investment Company

Imperial Capital, LLC

ING Financial Markets LLC

Lebenthal & Co., LLC

Lloyds Securities Inc.

Loop Capital Markets LLC

MFR Securities, Inc.

Mischler Financial Group, Inc.

Mitsubishi UFJ Securities (USA), Inc.

nabSecurities, LLC

Nomura Securities International, Inc.

Nykredit Bank A/S

Siebert Brandford Shank & Co., L.L.C.

SMBC Nikko Securities America, Inc.

SunTrust Robinson Humphrey, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 7-8, 2015.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		8/5/2015
3. Total Net Assets of Account/Fund:		$798,652,539
4. Type and Description of Security to be Purchased:		Citigroup Inc. 5.95% 12/29/2049
5. Credit Rating of Security (Rating/Rating Agency):		Ba2/BB+/BB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		1,250,000,000
9. CUSIP		172967JZ5
10. Amount Purchased by Account/Fund	5,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.40%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.63%
13. Purchase Price of Securities (if at par, so state)		$100.000
14. Commission/Spread Received by Principal Underwriters		1.500%
15. Yield (as applicable):		5.98%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		5.98%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

+++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

+++

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On August 6, 2015, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 4.875% Senior Notes due 2026 issued by CBRE Services, Inc. (CUSIP No. 12505BAD2) (the "Notes") at a purchase price of $99.240 per Note, including underwriter compensation of 0.650%.  The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities, LLC

HSBC Securities (USA) Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Wells Fargo Securities, LLC

Credit Suisse Securities (USA) LLC

Mitsubishi UFJ Securities (USA), Inc.

RBS Securities Inc.

Scotia Capital (USA) Inc.

Santander Investment Securities Inc.

BNY Mellon Capital Markets, LLC

Mizuho Securities USA Inc.

U.S. Bancorp Investments, Inc.

ANZ Securities, Inc.

PNC Capital Markets LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 7-8, 2015.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		8/6/2015
3. Total Net Assets of Account/Fund:		$796,843,507
4. Type and Description of Security to be Purchased:		CBRE Services Inc. 4.875 3/1/26
5. Credit Rating of Security (Rating/Rating Agency):		Baa3/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		JP Morgan Securities, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		600,000,000
9. CUSIP		12505BAD2
10. Amount Purchased by Account/Fund	5,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.83%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.62%
13. Purchase Price of Securities (if at par, so state)		$99.240
14. Commission/Spread Received by Principal Underwriters		0.650%
15. Yield (as applicable):		4.97%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		4.97%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only.* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only.* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate Bond Fund

On July 20, 2015, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,335 1.900% Fixed Rate Notes due 2018 issued by UnitedHealth Group Incorporated (CUSIP No. 91324PCL4) (the "Notes") at a purchase price of $99.873 per Note, including underwriter compensation of 0.25%.  The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Barclays Capital Inc.

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

UBS Securities LLC

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 7-8, 2015.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Intermediate Bond Fund**
2. Anticipated Purchase Date:		7/20/2015
3. Total Net Assets of Account/Fund:		$891,230,460
4. Type and Description of Security to be Purchased:		UnitedHealth Group Inc. 1.9% 7/16/2018
5. Credit Rating of Security (Rating/Rating Agency):		A3/A+/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		J.P. Morgan Securities LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		1,500,000,000
9. CUSIP		91324PCL4
10. Amount Purchased by Account/Fund	4,335	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.29%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.49%
13. Purchase Price of Securities (If at par, so state)		$99.873
14. Commission/Spread Received by Principal Underwriters		0.25%
15. Yield (as applicable):		1.94%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		1.94%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On July 14, 2015, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 7,000 4.250% Notes due 2025 issued by Kohl's Corporation (CUSIP NO. 500255AU8) (the "Notes") at a purchase price of $99.976 per Note, including underwriter compensation of 0.650%.  The Notes were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Goldman, Sachs & Co.

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mitsubishi UFJ Securities (USA), Inc.

Morgan Stanley & Co. LLC

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

Capital One Securities, Inc.

Comerica Securities, Inc.

Fifth Third Securities, Inc.

HSBC Securities (USA) Inc.

PNC Capital Markets LLC

TD Securities (USA) LLC

The Williams Capital Group, LP.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 7-8, 2015.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		7/14/2015
3. Total Net Assets of Account/Fund:		$800,151,866
4. Type and Description of Security to be Purchased:		Kohl's Corporation 4.25% 7/17/2025
5. Credit Rating of Security (Rating/Rating Agency):		Baa1/BBB/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		650,000,000
9. CUSIP		500255AU8
10. Amount Purchased by Account/Fund	7,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		1.08%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.87%
13. Purchase Price of Securities (if at par, so state)		$99.976
14. Commission/Spread Received by Principal Underwriters		0.650%
15. Yield (as applicable):		4.25%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		4.25%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On July 20, 2015, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 3.350% Fixed Rate Notes due 2022 issued by UnitedHealth Group Incorporated (CUSIP NO. 91324PCN0) (the "Notes") at a purchase price of $99.877 per Note, including underwriter compensation of 0.400%.  The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Barclays Capital Inc.

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

UBS Securities LLC

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 7-8, 2015.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		7/20/2015
3. Total Net Assets of Account/Fund:		$800,404,111
4. Type and Description of Security to be Purchased:		UnitedHealth Group Inc. 3.35% 7/15/2022
5. Credit Rating of Security (Rating/Rating Agency):		A3/A+/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		J.P. Morgan Securities LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		1,000,000,000
9. CUSIP		91324PCN0
10. Amount Purchased by Account/Fund	3,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.30%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.37%
13. Purchase Price of Securities (if at par, so state)		$99.877
14. Commission/Spread Received by Principal Underwriters		0.400%
15. Yield (as applicable):		3.37%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.37%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate Bond Fund

On September 8, 2015, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,135 2.250% Notes due 2020 issued by Automatic Data Processing, Inc. (CUSIP NO. 053015AD5) (the "Notes") at a purchase price of $99.911 per Note, including underwriter compensation of 0.350%.  The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J. P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

Deutsche Bank Securities Inc.

Mitsubishi UFJ Securities Inc.

BMO Capital Markets Corp.

Mizuho Securities USA Inc.

 PNC Capital Markets LLC

RBC Capital Markets, LLC

Lloyds Securities Inc.

SG Americas Securities, LLC

The Williams Capital Group, L.P.

BNY Mellon Capital Markets, LLC

KeyBanc Capital Markets Inc.

SunTrust Robinson Humphrey, Inc.

BB&T Capital Markets, a division of BB&T Securities, LLC

Scotia Capital (USA) Inc.

TD Securities (USA) LLC

UMB Financial Services, Inc.

RBS Securities Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 7-8, 2015.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Intermediate Bond Fund**
2. Anticipated Purchase Date:		9/8/2015
3. Total Net Assets of Account/Fund:		$884,656,087
4. Type and Description of Security to be Purchased:		Automatic Data Processing, Inc. 2.25% 9/15/2020
5. Credit Rating of Security (Rating/Rating Agency):		Aa3/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Bank of America NA
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		1,000,000,000
9. CUSIP		053015AD5
10. Amount Purchased by Account/Fund	4,135	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.41%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.47%
13. Purchase Price of Securities (if at par, so state)		$99.911
14. Commission/Spread Received by Principal Underwriters		0.350%
15. Yield (as applicable):		2.27%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		2.27%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only*: Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only*: Is security subject to no greater than moderate credit risk? (Must be Yes):

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	10/15/15

3rd Quarter 2015

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On October 7, 2015, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 3.400% Notes due 2022 issued by Kimco Realty Corporation (CUSIP No. 49446RAN9) (the "Notes") at a purchase price of $99.319 per Note, including underwriter compensation of 0.625%.  The Notes were purchased from Wells Fargo Securities, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co., LLC

UBS Securities LLC

J.P. Morgan Securities LLC

U.S. Bancorp Investments, Inc.

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

Deutsche Bank Securities Inc.

PNC Capital Markets LLC

Regions Securities LLC

Scotia Capital (USA) Inc.

SunTrust Robinson Humphrey, Inc.

TD Securities (USA) LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 7-8, 2016.  These materials include additional information about the terms of the transaction.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		10/7/2015
3. Total Net Assets of Account/Fund:		$789,523,039
4. Type and Description of Security to be Purchased:		KIMCO Realty 3.4% 11/1/2022
5. Credit Rating of Security (Rating/Rating Agency):		Baa1/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Wells Fargo Securities, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC
8. Issue Size		500,000,000
9. CUSIP		49446RAN9
10. Amount Purchased by Account/Fund	2,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.40%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.25%
13. Purchase Price of Securities (if at par, so state)		$99.319
14. Commission/Spread Received by Principal Underwriters		0.625%
15. Yield (as applicable):		3.51%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.51%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes)	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate Bond Fund

On December 7, 2015, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 3.450% Senior Notes due 2021 issued by Macy's, Inc. (CUSIP No. 55616XAN7) (the "Notes") at a purchase price of $99.899 per Note, including underwriter compensation of 0.600%.  The Notes were purchased from Credit Suisse Securities (USA) LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Goldman, Sachs & Co.

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Fifth Third Securities, Inc.

PNC Capital Markets LLC

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Mitsubishi UFJ Securities (USA), Inc.

Standard Chartered Bank

Loop Capital Markets LLC

Samuel A. Ramirez & Company, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 7-8, 2016.  These materials include additional information about the terms of the transaction.

Fund Name: BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Intermediate Bond Fund**
2. Anticipated Purchase Date:	12/7/2015
3. Total Net Assets of Account/Fund:	$875,538,906
4. Type and Description of Security to be Purchased:	Macy's Retail Holdings, Inc. 3.45% 1/15/20021
5. Credit Rating of Security (Rating/Rating Agency):	Baa2/BBB+/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Credit Suisse Securities (USA) LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	500,000,000
9. CUSIP	55616XAN7
10. Amount Purchased by Account/Fund	1,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.20%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.11%
13. Purchase Price of Securities (if at par, so state)	$99.899
14. Commission/Spread Received by Principal Underwriters	0.600%
15. Yield (as applicable):	3.47%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.47%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	1/20/16

4th Quarter 2015